SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
Of the Securities and Exchange Act of 1934

Date of Report (date of event reported):  December 21, 2000


H QUOTIENT, INC.
(Exact name of registrant as specified in its charter)

Commission File No: 001-15179



VIRGINIA
			54-1947753
		(I.R.S. Employer Idenfication No.)
(State or Other Jurisdiction
of Incorporation)

8150 Leesburg Pike, Suite 503
Vienna, Virginia
		20182
(Address of principal executive officers)
(Zip Code)

Registrant's Telephone Number:   (703) 716-0100

12030 Sunrise Valley Drive, Suite 205
Reston, Virginia  20191
(Former name, former address and former fiscal year, if changed since last report)


ITEM 4.    CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT.

       On December 15, 2000, Aronson, Fetridge & Weigle was engaged as the principal accountant to audit the financial statements of H Quotient, Inc.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
	    EXHIBITS.

            c)            Exhibits.

            			None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



H QUOTIENT, INC.



Dated: December 21, 2000
By: /s/ Douglas A. Cohn
Douglas A. Cohn,
President and Chief Executive Officer